January 31, 2003

                                         Semiannual
       Oppenheimer                         Report
       Trinity Value Fund SM               ------
                                         Management
                                        Commentaries


[GRAPHIC]

Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

"As was the case with our benchmark, the S&P 500/BARRA Value Index, financials were the Fund's largest sector, as well as the area in which we achieved the most relative outperformance versus the Index. We focused on attractively valued money-center banks, as well as consumer finance institutions."

[LOGO]
Oppenheimer Funds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Trinity Value Fund SM seeks long-term growth of capital.

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
     with Your Fund's Portfolio Management Team

 9  Financial
     Statements

29  Trustees and Officers




Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A    -5.70%      -11.12%
----------------------------------
Class B    -6.13       -10.82
----------------------------------
Class C    -6.18        -7.12
----------------------------------
Class N    -5.87        -6.81
----------------------------------
Class Y    -5.39
----------------------------------


----------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -22.95%      -27.38%
----------------------------------
Class B   -23.58       -27.40
----------------------------------
Class C   -23.60       -24.37
----------------------------------
Class N   -23.08       -23.85
----------------------------------
Class Y   -22.43
----------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.






[PHOTO]

John V. Murphy
President
Oppenheimer
Trinity Value Fund



1  |  OPPENHEIMER TRINITY VALUE FUND

LETTER TO SHAREHOLDERS

   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,




/s/ John V. Murphy
February 24, 2003


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2  |  OPPENHEIMER TRINITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S PORTFOLIO MANAGEMENT TEAM

Q
How would you characterize the Fund's performance during the six-month period ended January 31, 2003?
A. The Fund performed reasonably well considering the market's high levels of volatility and the challenging political and economic conditions that prevailed during the period--slightly underperforming its benchmark, the S&P 500/BARRA Value Index. 1 Although stocks in the health care area suffered significant declines, those losses were largely offset by gains in other areas, such as technology and consumer staples.

What made this such a challenging period?
Conflicting economic and political forces buffeted the market throughout the period. On one hand, the U.S. economy showed signs of emerging from recession, and interest rates remained low. On the other, the economic recovery proceeded more slowly than many analysts had forecast, driving down prices of a wide variety of stocks. Stock prices also suffered due to unease over the global political situation, particularly with regard to the uncertainties surrounding the war on terrorism and rising tensions in the Middle East. In addition, accounting irregularities led to financial difficulties at several prominent corporations, creating uncertainty with respect to the accuracy of financial statements at other companies.
   These conditions drove stock prices broadly lower during most of 2002, making it the third consecutive year of broad market declines, and resulting in the longest sustained bear market since the period from 1939 to 1941. However, as prices declined, stock valuations grew increasingly attractive, particularly in light of the economy's modest recovery. Finally, in mid-October 2002, market indices rebounded sharply as investors took advantage of apparent bargains. By January 31, 2003, stocks stood at roughly the same levels as when the period began.


1. The Fund's performance is compared to the S&P500/Barra Value Index, an unmanaged index of U.S. equity securities, which had a six-month return for the period ended 1/31/03 of -4.69%.

3  |  OPPENHEIMER TRINITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S PORTFOLIO MANAGEMENT TEAM


How did you manage the Fund in light of these conditions?
We continued to implement the disciplined management approach that is the hallmark of our investment strategy. That approach focuses on the stocks of mid-sized to large, value-oriented companies, including many of the best-known companies in the United States, across a variety of industry sectors. We seek to avoid "style drift" by investing in stocks listed in our benchmark, the S&P 500/BARRA Value Index, and by allocating approximately the same percentage of the Fund's assets to each sector of the Index. Rather than emphasizing specific sectors, we strive to add value to the Fund and exceed the benchmark's performance by identifying and investing selectively in what we believe to be each sector's most attractive stocks. To that end, we employ a wide range of computer-based modeling tools to identify what we believe to be the most attractive prospects under prevailing market conditions. Out of our continually evolving library of more than 60 stock ranking and valuation techniques, we select those best suited to each industry sector in which we invest.
   Informed by the data generated by our models, we built a diversified portfolio of stocks during the period that reflected the sector weightings of the S&P 500/BARRA Value Index. As was the case with the Index, financials were the Fund's largest sector, as well as the area in which we achieved the greatest level of relative outperformance versus the Index. We focused on attractively valued money-center banks, such as Citigroup Inc., as well as consumer finance institutions, moves that boosted returns. We also achieved strong returns relative to the Index in the technology area by focusing on relatively stable hardware and software companies, such as Hewlett-Packard Co., that shared in the technology area's rebound in October and November 2002.


[SIDEBAR]

"Rather than emphasizing specific sectors, we strive to add value to the Fund and exceed the benchmark's performance by identifying and investing selectively in what we believe to be each sector's most attractive stocks."



4  |  OPPENHEIMER TRINITY VALUE FUND

   Unfortunately, weaker-than-average performance in the consumer cyclical and health care areas undermined gains in other areas. Among consumer cyclicals, the Fund held relatively large positions in several retailers that were hurt by disappointing levels of consumer spending, particularly during the Christmas shopping season. In health care, the Fund's performance suffered primarily due to declines in a major hospital and supply company that lowered its earnings outlook near the end of 2002.

Did you implement any refinements to your stock ranking models?
In the process of creating a systematic, highly disciplined method of building and managing portfolios across a wide range of market cycles and conditions, we continually refine our library of stock ranking models. These models range from simple historical ratios, such as price-to-earnings, to classic financial calculations, short-term price movements and complex, momentum-related measures. During the reporting period, for example, we added nine new evaluation factors to our library that measure a variety of fundamental business characteristics, such as asset turnover and debt/equity ratio trend. We also introduced subtle changes to our quantitative methodology, assigning a greater number of models to each sector area we cover, thereby increasing the efficiency and seeking to further reduce the volatility of our approach.

What is your outlook for the future?
While we cannot predict the market's next moves, we do believe that stocks currently stand at relatively attractive valuations compared to other asset classes. Furthermore, improving economic fundamentals support prospects for favorable trends in stock prices, including value-oriented stocks. Whether or not conditions improve in the immediate future, we believe our disciplined approach to value-oriented

Average Annual Total
Returns with Sales Charge
For the Periods Ended 12/31/02 2

Class A        Since
1-Year         Inception
--------------------------------
-27.63%       -10.12%

Class B        Since
1-Year         Inception
--------------------------------
-27.73%       -10.08%

Class C        Since
1-Year         Inception
--------------------------------
-24.59%        -9.00%

Class N        Since
1-Year         Inception
--------------------------------
-24.19%       -15.62%

Class Y        Since
1-Year         Inception
--------------------------------
-22.80%        -8.22%

2. See Notes on page 7 for further details.

5  |  OPPENHEIMER TRINITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S PORTFOLIO MANAGEMENT TEAM

investing can benefit investors in all types of market environments. Our unwavering focus and highly disciplined, long-term perspective make Oppenheimer Trinity Value Fund a continuing part of The Right Way to Invest.


Top Ten Common Stock Holdings 4
--------------------------------------------------------------
Citigroup, Inc.                                          6.4%
--------------------------------------------------------------
American International Group, Inc.                       5.3
--------------------------------------------------------------
Bank of America Corp.                                    4.6
--------------------------------------------------------------
Viacom, Inc., Cl. B                                      3.8
--------------------------------------------------------------
Exxon Mobil Corp.                                        3.7
--------------------------------------------------------------
ChevronTexaco Corp.                                      3.7
--------------------------------------------------------------
ConocoPhillips                                           2.9
--------------------------------------------------------------
Hewlett-Packard Co.                                      2.6
--------------------------------------------------------------
ACE Ltd.                                                 2.4
--------------------------------------------------------------
Home Depot, Inc.                                         2.3

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 4
--------------------------------------------------------------
Oil & Gas                                               12.5%
--------------------------------------------------------------
Diversified Financials                                  12.3
--------------------------------------------------------------
Insurance                                               11.5
--------------------------------------------------------------
Banks                                                   11.3
--------------------------------------------------------------
Media                                                    6.5


[PIE CHART]

Sector Allocation 3

o Financials      36.0%
  Diversified
  Financials      12.6
  Insurance       11.8
  Banks           11.6
o Consumer
  Discretionary   21.0
o Energy          13.7
o Telecommuni-
  cation Services  7.7
o Materials        5.7
o Information
  Technology       5.2
o Industrials      5.1
o Utilities        4.8
o Health Care      0.8

3. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on total market value of common stocks.
4. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on net assets.

6  |  OPPENHEIMER TRINITY VALUE FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio managers are employed by the Fund's sub-advisor, Trinity Investment Manage- ment Corporation, an affiliate of OppenheimerFunds, Inc., the Fund's investment manager. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted, Class A total returns are shown net of the applicable 5.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted, Class B total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/1/99. Unless otherwise noted Class C total returns are shown net of the 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 9/1/99. Class Y shares are only offered to certain institutional investors under special agreement with the distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


7  |  OPPENHEIMER TRINITY VALUE FUND

                                                            Financial Statements
                                                                      Pages 9-28

8  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited

                                                                      Market Value
                                                             Shares     See Note 1
-------------------------------------------------------------------------------------
 Common Stocks--97.4%
-------------------------------------------------------------------------------------
 Consumer Discretionary--20.4%
-------------------------------------------------------------------------------------
 Auto Components--1.3%
 Johnson Controls, Inc.                                       2,000     $  161,540
-------------------------------------------------------------------------------------
 Automobiles--2.6%
 Ford Motor Co.                                               5,800         52,838
-------------------------------------------------------------------------------------
 General Motors Corp.                                         7,000        254,310
                                                                       --------------
                                                                           307,148

-------------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--1.9%
 Carnival Corp.                                               5,200        125,320
-------------------------------------------------------------------------------------
 Harrah's Entertainment, Inc. 1                               1,600         58,048
-------------------------------------------------------------------------------------
 Marriott International, Inc., Cl. A                          1,300         40,560
                                                                       --------------
                                                                           223,928

-------------------------------------------------------------------------------------
 Household Durables--2.3%
 Centex Corp.                                                 1,100         58,212
-------------------------------------------------------------------------------------
 Fortune Brands, Inc.                                         2,900        127,803
-------------------------------------------------------------------------------------
 Leggett & Platt, Inc.                                        4,200         84,840
                                                                       --------------
                                                                           270,855

-------------------------------------------------------------------------------------
 Media--6.5%
 Gannett Co., Inc.                                            2,500        181,650
-------------------------------------------------------------------------------------
 Tribune Co.                                                  3,100        150,040
-------------------------------------------------------------------------------------
 Viacom, Inc., Cl. B 1                                       11,700        451,035
                                                                       --------------
                                                                           782,725

-------------------------------------------------------------------------------------
 Multiline Retail--1.9%
 Nordstrom, Inc.                                              1,500         27,060
-------------------------------------------------------------------------------------
 Sears Roebuck & Co.                                          7,600        201,020
                                                                       --------------
                                                                           228,080

-------------------------------------------------------------------------------------
 Specialty Retail--3.4%
 Home Depot, Inc.                                            13,200        275,880
-------------------------------------------------------------------------------------
 Office Depot, Inc. 1                                         9,400        125,490
                                                                       --------------
                                                                           401,370

-------------------------------------------------------------------------------------
 Textiles & Apparel--0.5%
 Jones Apparel Group, Inc. 1                                  1,900         62,092
-------------------------------------------------------------------------------------
 Energy--13.3%
-------------------------------------------------------------------------------------
 Energy Equipment & Services--0.8%
 Transocean, Inc.                                             4,100         93,357
-------------------------------------------------------------------------------------
 Oil & Gas--12.5%
 Anadarko Petroleum Corp.                                     1,600         73,776
-------------------------------------------------------------------------------------
 Apache Corp.                                                   660         41,191



9  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                      Market Value
                                                             Shares     See Note 1
-------------------------------------------------------------------------------------
 Oil & Gas Continued
 ChevronTexaco Corp.                                          6,800     $  437,920
-------------------------------------------------------------------------------------
 ConocoPhillips                                               7,200        346,968
-------------------------------------------------------------------------------------
 Devon Energy Corp.                                           2,200         99,660
-------------------------------------------------------------------------------------
 Exxon Mobil Corp.                                           13,100        447,365
-------------------------------------------------------------------------------------
 Marathon Oil Corp.                                           2,400         50,160
                                                                       --------------
                                                                         1,497,040

-------------------------------------------------------------------------------------
 Financials--35.1%
-------------------------------------------------------------------------------------
 Banks--11.3%
 Bank of America Corp.                                        7,900        553,395
-------------------------------------------------------------------------------------
 Comerica, Inc.                                               2,900        117,450
-------------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                         2,700        152,955
-------------------------------------------------------------------------------------
 Synovus Financial Corp.                                      2,900         56,057
-------------------------------------------------------------------------------------
 Washington Mutual, Inc.                                      7,700        265,265
-------------------------------------------------------------------------------------
 Wells Fargo Co.                                              4,400        208,428
                                                                       --------------
                                                                         1,353,550

-------------------------------------------------------------------------------------
 Diversified Financials--12.3%
 Capital One Financial Corp.                                  8,000        248,400
-------------------------------------------------------------------------------------
 Citigroup, Inc.                                             22,200        763,236
-------------------------------------------------------------------------------------
 Countrywide Financial Corp.                                  1,100         60,676
-------------------------------------------------------------------------------------
 MBNA Corp.                                                  16,000        269,280
-------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                    1,500         52,530
-------------------------------------------------------------------------------------
 Morgan Stanley                                               2,000         75,800
                                                                       --------------
                                                                         1,469,922

-------------------------------------------------------------------------------------
 Insurance--11.5%
 ACE Ltd.                                                     9,600        282,720
-------------------------------------------------------------------------------------
 AMBAC Financial Group, Inc.                                  1,000         53,570
-------------------------------------------------------------------------------------
 American International Group, Inc.                          11,700        633,204
-------------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                      2,000         83,360
-------------------------------------------------------------------------------------
 MBIA, Inc.                                                     900         36,882
-------------------------------------------------------------------------------------
 MGIC Investment Corp.                                        3,500        150,955
-------------------------------------------------------------------------------------
 Torchmark Corp.                                              3,600        129,240
                                                                       --------------
                                                                         1,369,931

-------------------------------------------------------------------------------------
 Health Care--0.8%
-------------------------------------------------------------------------------------
 Health Care Providers & Services--0.8%
 Cigna Corp.                                                  2,000         87,340
-------------------------------------------------------------------------------------
 Industrials--5.0%
-------------------------------------------------------------------------------------
 Aerospace & Defense--2.8%
 Northrop Grumman Corp.                                       1,300        118,833
-------------------------------------------------------------------------------------
 United Technologies Corp.                                    3,300        209,814
                                                                       --------------
                                                                           328,647





10  |  OPPENHEIMER TRINITY VALUE FUND

                                                                      Market Value
                                                             Shares     See Note 1
-------------------------------------------------------------------------------------
 Commercial Services & Supplies--0.5%
 Cendant Corp. 1                                              5,600     $   62,048
-------------------------------------------------------------------------------------
 Electrical Equipment--0.5%
 Rockwell Automation, Inc.                                    2,700         62,235
-------------------------------------------------------------------------------------
 Machinery--1.2%
 Ingersoll-Rand Co., Cl. A                                    3,700        145,262
-------------------------------------------------------------------------------------
 Information Technology--5.1%
-------------------------------------------------------------------------------------
 Communications Equipment--1.2%
 Motorola, Inc.                                              17,400        138,852
-------------------------------------------------------------------------------------
 Computers & Peripherals--2.6%
 Hewlett-Packard Co.                                         17,700        308,157
-------------------------------------------------------------------------------------
 IT Consulting & Services--0.7%
 Computer Sciences Corp. 1                                      400         12,240
-------------------------------------------------------------------------------------
 Electronic Data Systems Corp.                                  500          8,475
-------------------------------------------------------------------------------------
 Unisys Corp. 1                                               6,900         64,308
                                                                       --------------
                                                                            85,023

-------------------------------------------------------------------------------------
 Software--0.6%
 Computer Associates International, Inc.                      5,500         73,535
-------------------------------------------------------------------------------------
 Materials--5.5%
-------------------------------------------------------------------------------------
 Chemicals--2.2%
 Du Pont (E.I.) de Nemours & Co.                              5,500        208,285
-------------------------------------------------------------------------------------
 Rohm & Haas Co.                                              1,600         49,360
                                                                       --------------
                                                                           257,645

-------------------------------------------------------------------------------------
 Containers & Packaging--0.6%
 Temple-Inland, Inc.                                          1,800         77,796
-------------------------------------------------------------------------------------
 Metals & Mining--2.0%
 Alcoa, Inc.                                                  5,200        102,804
-------------------------------------------------------------------------------------
 United States Steel Corp.                                    7,000        100,450
-------------------------------------------------------------------------------------
 Worthington Industries, Inc.                                 2,500         37,925
                                                                       --------------
                                                                           241,179

-------------------------------------------------------------------------------------
 Paper & Forest Products--0.7%
 International Paper Co.                                      2,300         82,110
-------------------------------------------------------------------------------------
 Telecommunication Services--7.5%
-------------------------------------------------------------------------------------
 Diversified Telecommunication Services--6.5%
 CenturyTel, Inc.                                             8,100        245,673
-------------------------------------------------------------------------------------
 Citizens Communications Co. 1                               17,300        169,367
-------------------------------------------------------------------------------------
 SBC Communications, Inc.                                     5,200        127,088
-------------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                    18,900        229,446
                                                                       --------------
                                                                           771,574

-------------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.0%
 AT&T Corp.                                                   6,200        120,776



11  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                      Market Value
                                                             Shares     See Note 1
-------------------------------------------------------------------------------------
 Utilities--4.7%
-------------------------------------------------------------------------------------
 Electric Utilities--3.6%
 Entergy Corp.                                                  700     $   31,115
-------------------------------------------------------------------------------------
 Exelon Corp.                                                 3,000        152,790
-------------------------------------------------------------------------------------
 FirstEnergy Corp.                                            1,400         43,680
-------------------------------------------------------------------------------------
 FPL Group, Inc.                                              1,600         93,424
-------------------------------------------------------------------------------------
 Progress Energy, Inc.                                        1,100         44,451
-------------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                        1,800         63,504
                                                                       --------------
                                                                           428,964

-------------------------------------------------------------------------------------
 Gas Utilities--1.1%
 KeySpan Corp.                                                  500         17,000
-------------------------------------------------------------------------------------
 Sempra Energy                                                4,900        118,090
                                                                       --------------
                                                                           135,090
                                                                       --------------
 Total Common Stocks (Cost $12,966,824)                                 11,627,771

                                                          Principal
                                                             Amount
-------------------------------------------------------------------------------------
 Joint Repurchase Agreements--2.4%

 Undivided interest of 0.57% in joint repurchase
 agreement (Market Value $461,812,000) with Banc One
 Capital Markets, Inc., 1.26%, dated 1/31/03, to be
 repurchased at $288,030 on 2/3/03, collateralized by
 U.S. Treasury Nts., 5.50%--6.75%, 5/31/03--5/15/05, with
 a value of $109,835,250, U.S. Treasury Bonds,
 2.125%--9.375%, 5/31/04--2/15/06, with a value of
 $352,849,233 and U.S. Treasury Bills, 2/20/03, with a
 value of $8,743,488
 (Cost $288,000)                                           $288,000        288,000

-------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $13,254,824)                99.8%    11,915,771
-------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.2         23,673
                                                         ----------------------------
 Net Assets                                                   100.0%   $11,939,444
                                                         ============================



Footnotes to Statement of Investments

1. Non-income producing security.

See accompanying Notes to Financial Statements.

12  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003


-------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $13,254,824)--
 see accompanying statement                                        $11,915,771
-------------------------------------------------------------------------------
 Cash                                                                      809
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       83,782
 Shares of beneficial interest sold                                     17,811
 Interest and dividends                                                 13,778
 Other                                                                     788
                                                                 --------------
 Total assets                                                       12,032,739

-------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                  73,349
 Shares of beneficial interest redeemed                                  7,587
 Transfer and shareholder servicing agent fees                           2,713
 Distribution and service plan fees                                      2,366
 Shareholder reports                                                     1,626
 Trustees' compensation                                                  1,310
 Other                                                                   4,344
                                                                 --------------
 Total liabilities                                                      93,295

-------------------------------------------------------------------------------
 Net Assets                                                        $11,939,444
                                                                 ==============

-------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                   $14,726,440
-------------------------------------------------------------------------------
 Accumulated net investment income                                      17,532
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions           (1,465,475)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                         (1,339,053)
                                                                 --------------
 Net Assets                                                        $11,939,444
                                                                 ==============





13  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued


-------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per
 share (based on net assets of
 $5,998,675 and 863,358 shares of beneficial
 interest outstanding)                                                   $6.95
 Maximum offering price per share (net
  asset value plus sales charge of
 5.75% of offering price)                                                $7.37
-------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred sales
 charge) and offering price per share (based on
 net assets of $2,990,350 and 443,661
 shares of beneficial interest outstanding)                              $6.74
-------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per share
 (based on net assets of $2,302,090
 and 336,922 shares of beneficial interest outstanding)                  $6.83
-------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes
 applicable contingent deferred
 sales charge) and offering price per share
(based on net assets of $177,929
 and 25,795 shares of beneficial interest outstanding)                   $6.90
-------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and
 offering price per share (based on
 net assets of $470,400 and 67,003 shares
 of beneficial interest outstanding)                                     $7.02



 See accompanying Notes to Financial Statements.




14  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended January 31, 2003
-----------------------------------------------------------------------------
 Investment Income
 Dividends                                                        $ 118,082
-----------------------------------------------------------------------------
 Interest                                                             3,834
                                                                -------------
 Total investment income                                            121,916

-----------------------------------------------------------------------------
 Expenses
 Management fees                                                     36,079
-----------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                              5,196
 Class B                                                             11,632
 Class C                                                              9,674
 Class N                                                                327
-----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              8,268
 Class B                                                              6,174
 Class C                                                              4,085
 Class N                                                                203
-----------------------------------------------------------------------------
 Shareholder reports                                                 21,936
-----------------------------------------------------------------------------
 Trustees' compensation                                                 251
-----------------------------------------------------------------------------
 Custodian fees and expenses                                             16
-----------------------------------------------------------------------------
 Other                                                                5,857
                                                                -------------
 Total expenses                                                     109,698
 Less reduction to custodian expenses                                   (16)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees-- Classes A, B, C and N                        (6,011)
 Less voluntary waiver of management fees                              (406)
                                                                -------------
 Net expenses                                                       103,265


-----------------------------------------------------------------------------
 Net Investment Income                                               18,651


-----------------------------------------------------------------------------
 Realized and Unrealized Loss

 Net realized loss on investments                                  (475,393)
-----------------------------------------------------------------------------
 Net change in unrealized depreciation on investments               (34,270)
                                                                -------------
 Net realized and unrealized loss                                  (509,663)


-----------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations             $(491,012)
                                                                =============




 See accompanying Notes to Financial Statements.


15  |  OPPENHEIMER TRINITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months                     Year
                                                               Ended                    Ended
                                                    January 31, 2003                 July 31,
                                                         (Unaudited)                     2002
-----------------------------------------------------------------------------------------------
 Operations
 Net investment income                                   $    18,651              $     2,294
-----------------------------------------------------------------------------------------------
 Net realized loss                                          (475,393)                (990,083)
-----------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                       (34,270)              (1,231,628)
                                                       ----------------------------------------
 Net decrease in net assets resulting from operations       (491,012)              (2,219,417)

-----------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Distributions from net realized gain:
 Class A                                                          --                 (147,195)
 Class B                                                          --                  (76,463)
 Class C                                                          --                  (64,231)
 Class N                                                          --                     (159)
 Class Y                                                          --                  (18,823)
-----------------------------------------------------------------------------------------------
 Distributions in excess of net realized gain:
 Class A                                                          --                     (908)
 Class B                                                          --                     (470)
 Class C                                                          --                     (419)
 Class N                                                          --                       (3)
 Class Y                                                          --                     (119)

-----------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                   3,004,121                  523,137
 Class B                                                   1,537,628                  268,164
 Class C                                                     962,179                  (88,170)
 Class N                                                     158,270                   34,262
 Class Y                                                      33,409                  199,771

-----------------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                 5,204,595               (1,591,043)
-----------------------------------------------------------------------------------------------
 Beginning of period                                       6,734,849                8,325,892
                                                       ----------------------------------------
 End of period [including accumulated net investment
 income (loss) of $17,532 and $(1,119), respectively]    $11,939,444               $6,734,849
                                                       ========================================



 See accompanying Notes to Financial Statements.




16  |  OPPENHEIMER TRINITY VALUE FUND

FINANCIAL HIGHLIGHTS

                                                            Six Months                                 Year
                                                                 Ended                                Ended
                                                      January 31, 2003                             July 31,
 Class A                                                   (Unaudited)       2002          2001      2000 1
--------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                            $7.37     $10.15       $  9.52      $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                     (.01)       .03           .02         .05
 Net realized and unrealized gain (loss)                          (.41)     (2.42)          .61        (.50)
                                                               -----------------------------------------------
 Total from investment operations                                 (.42)     (2.39)          .63        (.45)
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               --         --            --        (.03)
 Distributions from net realized gain                               --       (.39)           --          --
 Distributions in excess of net realized gain                       --         -- 2          --          --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders               --       (.39)           --        (.03)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $6.95     $ 7.37        $10.15       $9.52
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                              (5.70)%   (24.30)%        6.62%      (4.50)%
--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                       $5,999     $3,203        $3,868      $3,798
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $4,735     $3,683        $3,932      $2,802
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                                            0.74%      0.36%         0.20%       0.52%
 Expenses                                                         1.90%      1.78%         1.63%       1.53%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or waiver of management fees                                 1.72%      1.72%         1.63%       1.47%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            58%       133%          207%        285%



1. For the period from September 1, 1999 (inception of offering) to July 31,
2000.
2. Less than $0.005.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


17  |  OPPENHEIMER TRINITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

                                                            Six Months                                 Year
                                                                 Ended                                Ended
                                                      January 31, 2003                             July 31,
 Class B                                                   (Unaudited)       2002          2001      2000 1
--------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                           $ 7.18     $ 9.98        $ 9.45      $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                      .03       (.03)         (.02)        .01
 Net realized and unrealized gain (loss)                          (.47)     (2.38)          .55        (.53)
                                                               -----------------------------------------------
 Total from investment operations                                 (.44)     (2.41)          .53        (.52)
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               --         --            --        (.03)
 Distributions from net realized gain                               --       (.39)           --          --
 Distributions in excess of net realized gain                       --         -- 2          --          --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders               --       (.39)           --        (.03)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $6.74      $7.18         $9.98      $ 9.45
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                              (6.13)%   (24.93)%        5.61%      (5.18)%
--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                       $2,990     $1,584        $1,927        $643
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $2,315     $1,907        $1,329        $235
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                             (0.17)%    (0.42)%       (0.52)%     (0.36)%
 Expenses                                                         2.86%      2.57%         2.57%       2.41%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or waiver of management fees                                 2.68%      2.51%         2.57%       2.35%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            58%       133%          207%        285%



1. For the period from September 1, 1999 (inception of offering) to July 31,
2000.
2. Less than $0.005.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER TRINITY VALUE FUND

                                                            Six Months                                 Year
                                                                 Ended                                Ended
                                                      January 31, 2003                             July 31,
 Class C                                                   (Unaudited)       2002          2001      2000 1
--------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                           $ 7.28     $10.11      $   9.57      $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                      .03       (.04)         (.03)       (.02)
 Net realized and unrealized gain (loss)                          (.48)     (2.40)          .57        (.41)
                                                               -----------------------------------------------
 Total from investment operations                                 (.45)     (2.44)          .54        (.43)
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               --         --            --          -- 2
 Distributions from net realized gain                               --       (.39)           --          --
 Distributions in excess of net realized gain                       --         -- 2          --          --
                                                               -----------------------------------------------
 Total dividends and/or distributions to shareholders               --       (.39)           --          --
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $6.83     $ 7.28        $10.11      $ 9.57
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                              (6.18)%   (24.91)%        5.64%      (4.27)%
--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                       $2,302     $1,453        $2,102        $851
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $1,924     $1,698        $1,878        $260
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                             (0.08)%    (0.40)%       (0.44)%     (0.36)%
 Expenses                                                         2.75%      2.57%         2.56%       2.41%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or waiver of management fees                                 2.57%      2.51%         2.56%       2.35%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            58%       133%          207%        285%



1. For the period from September 1, 1999 (inception of offering) to July 31,
2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER TRINITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued

                                                            Six Months                     Year
                                                                 Ended                    Ended
                                                      January 31, 2003                 July 31,
 Class N                                                   (Unaudited)       2002        2001 1
--------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                            $7.33      $10.13       $10.05
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                      .01         .02         (.02)
 Net realized and unrealized gain (loss)                          (.44)      (2.43)         .10
                                                               -----------------------------------
 Total from investment operations                                 (.43)      (2.41)         .08
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               --          --           --
 Distributions from net realized gain                               --        (.39)          --
 Distributions in excess of net realized gain                       --          -- 2         --
                                                               -----------------------------------
 Total dividends and/or distributions to shareholders               --        (.39)          --
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $6.90       $7.33       $10.13
                                                               ===================================

--------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                              (5.87)%    (24.55)%       0.80%

--------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                         $178         $29           $1
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $131         $12           $1
--------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                     0.39%      (0.05)%      (0.48)%
 Expenses                                                         2.14%       2.10%        1.63%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or waiver of management fees                                 1.96%       2.04%        1.63%
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            58%        133%         207%



1. For the period from March 1, 2001 (inception of offering) to July 31, 2001.
2. Less than $0.005.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20  |  OPPENHEIMER TRINITY VALUE FUND

                                                            Six Months                                 Year
                                                                 Ended                                Ended
                                                      January 31, 2003                             July 31,
 Class Y                                                   (Unaudited)       2002          2001      2000 1
--------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                           $ 7.42     $10.18        $ 9.53      $10.00
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                      .05        .05          (.01)        .07
 Net realized and unrealized gain (loss)                          (.45)     (2.42)          .66        (.50)
                                                               -----------------------------------------------
 Total from investment operations                                 (.40)     (2.37)          .65        (.43)
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               --         --            --        (.04)
 Distributions from net realized gain                               --       (.39)           --          --
 Distributions in excess of net realized gain                       --         -- 2          --          --
--------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions to shareholders               --       (.39)           --        (.04)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $ 7.02     $ 7.42        $10.18      $ 9.53
                                                               ===============================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                              (5.39)%   (24.02)%        6.82%      (4.33)%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                         $470       $466          $427          $1
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $467       $484          $119          $1
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                                            1.43%      0.78%         0.53%       0.62%
 Expenses                                                         1.33%      1.78%         2.44% 5     1.42%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or waiver of management fees                                 1.28%      1.37%         1.43%       1.37%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            58%       133%          207%        285%



1. For the period from September 1, 1999 (inception of offering) to July 31,
2000.
2. Less than $0.005.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since July 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

21  |  OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Trinity Value Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Trinity Investment Management Corporation.
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


22  |  OPPENHEIMER TRINITY VALUE FUND

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $1,465,476. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of July 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              ----------------------
                              2010          $275,923

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2003, the Fund's projected benefit obligations were increased by $89 resulting in an accumulated liability of $1,209 as of January 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



23  |  OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended January 31, 2003 and the year ended July 31, 2002 was as follows:
                                     Six Months Ended        Year Ended
                                     January 31, 2003     July 31, 2002
       ----------------------------------------------------------------
       Distributions paid from:
       Ordinary income                            $--          $272,232
       Long-term capital gain                      --            34,639
       Distribution in excess of
       net realized gain                           --             1,919
                                     ----------------------------------
       Total                                      $--          $308,790
                                     ==================================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



24  |  OPPENHEIMER TRINITY VALUE FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                      Six Months Ended January 31, 2003              Year Ended July 31, 2002
                                Shares           Amount              Shares            Amount
------------------------------------------------------------------------------------------------
 Class A
 Sold                          594,558      $ 4,195,969             410,692       $ 3,730,247
 Dividends and/or
 distributions reinvested           --               --              15,038           136,703
 Redeemed                     (165,763)      (1,191,848)           (372,142)       (3,343,813)
                            --------------------------------------------------------------------
 Net increase                  428,795      $ 3,004,121              53,588       $   523,137
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class B
 Sold                          282,850      $ 1,948,684             165,784       $ 1,473,693
 Dividends and/or
 distributions reinvested           --               --               7,752            69,074
 Redeemed                      (59,714)        (411,056)           (146,138)       (1,274,603)
                            --------------------------------------------------------------------
 Net increase                  223,136      $ 1,537,628              27,398       $   268,164
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class C
 Sold                          211,089      $ 1,478,010             199,337       $ 1,768,749
 Dividends and/or
 distributions reinvested           --               --               6,345            57,299
 Redeemed                      (73,795)        (515,831)           (213,979)       (1,914,218)
                            --------------------------------------------------------------------
 Net increase (decrease)       137,294      $   962,179              (8,297)      $   (88,170)
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class N
 Sold                           22,053      $   159,586               4,004       $    35,798
 Dividends and/or
 distributions reinvested           --               --                  13               123
 Redeemed                         (183)          (1,316)               (192)           (1,659)
------------------------------------------------------------------------------------------------
 Net increase                   21,870      $   158,270               3,825       $    34,262
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class Y
 Sold                           12,549      $    92,346              28,239       $   258,879
 Dividends and/or
 distributions reinvested           --               --               2,070            18,902
 Redeemed                       (8,306)         (58,937)             (9,491)          (78,010)
                            --------------------------------------------------------------------
 Net increase                    4,243      $    33,409              20,818       $   199,771
                            ====================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $10,987,921 and $5,322,178, respectively.


25  |  OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. Effective January 1, 2003, the Manager voluntarily agreed to waive its advisory fee at an annual rate equal to 0.10% of each class's average daily net assets until the Fund's trailing one-year performance at the end of the preceding quarter is in the fifth quintile of the Fund's Lipper peer group (i.e., multi-cap value funds). When the Fund's performance meets the preceding condition, the Manager will voluntarily waive 0.05% of each class's average daily net assets until the Fund's trailing one-year performance at the end of the preceding quarter is in the fourth quintile of the Fund's Lipper peer group. The foregoing advisory fee waiver automatically terminates when the Fund's trailing one-year performance at the end of the preceding quarter is in the third quintile of the Fund's Lipper peer group. As a result of this agreement the Fund was reimbursed $406 for the six months ended January 31, 2003. The foregoing waiver may be amended or withdrawn by the Manager at any time.

--------------------------------------------------------------------------------
 Sub-Advisor Fees. The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended January 31, 2003, the Manager paid $10,894 to the Sub-Advisor for services to the Fund.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.



26  |  OPPENHEIMER TRINITY VALUE FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate           Class A      Concessions       Concessions      Concessions          Concessions
                    Front-End         Front-End       on Class A        on Class B       on Class C           on Class N
                Sales Charges     Sales Charges           Shares            Shares           Shares               Shares
 Six Months        on Class A       Retained by      Advanced by       Advanced by      Advanced by          Advanced by
 Ended                 Shares       Distributor    Distributor 1     Distributor 1    Distributor 1        Distributor 1
--------------------------------------------------------------------------------------------------------------------------
 January 31, 2003     $11,765           $10,236             $854            $8,442           $2,629               $1,289

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                           Class A             Class B           Class C             Class N
                                        Contingent          Contingent        Contingent          Contingent
                                          Deferred            Deferred          Deferred            Deferred
                                     Sales Charges       Sales Charges     Sales Charges       Sales Charges
                                       Retained by         Retained by       Retained by         Retained by
 Six Months Ended                      Distributor         Distributor       Distributor         Distributor
--------------------------------------------------------------------------------------------------------------
 January 31, 2003                              $--              $7,915              $182                 $13


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $5,196, all of which were paid by the Distributor to recipients, and included $828 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended January 31, 2003, were as follows:

                                                                                            Distributor's
                                                                     Distributor's              Aggregate
                                                                         Aggregate           Unreimbursed
                                                                      Unreimbursed          Expenses as %
                        Total Payments         Amount Retained            Expenses          of Net Assets
                            Under Plan          by Distributor          Under Plan               of Class
-----------------------------------------------------------------------------------------------------------
 Class B Plan                  $11,632                  $9,337             $37,247                  1.25%
 Class C Plan                    9,674                   4,277              25,383                  1.10
 Class N Plan                      327                     298               9,594                  5.39


27  |  OPPENHEIMER TRINITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 5. Bank Borrowings.
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.

28  |  OPPENHEIMER TRINITY VALUE FUND

OPPENHEIMER TRINITY VALUE FUNDSM


--------------------------------------------------------------------------------
 Trustees and Officers     Clayton K. Yeutter, Chairman and Trustee
                           Donald W. Spiro, Vice Chairman and Trustee
                           John V. Murphy, President and Trustee
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Joel W. Motley, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Robert G. Zack, Secretary
                           Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Sub-Advisor               Trinity Investment Management Corporation

--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors      KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel             Mayer Brown Rowe & Maw


                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.



                   (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

29  |  OPPENHEIMER TRINITY VALUE FUND

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--------------------------------------------------------------------------------
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RS0381.001.0103  April 1, 2003